                                                                   Exhibit 10.11

           AMENDED AND RESTATED INVESTOR REGISTRATION RIGHTS AGREEMENT

         THIS  AMENDED  AND  RESTATED   REGISTRATION   RIGHTS   AGREEMENT  (this
"AGREEMENT"),  dated as of November __, 2005, by and among ENCLAVES GROUP,  INC.
(f/k/a Alliance Towers,  Inc.), a Delaware corporation (the "COMPANY"),  and the undersigned  investors  listed on Schedule I attached  hereto and  including and admitting HIGHGATE HOUSE FUNDS, LTD. (each, an "INVESTOR" and collectively,  the
"INVESTORS").

         WHEREAS:

         A.       Enclaves  Group,  Inc., a Delaware  corporation  ("ENCLAVES"), issued  convertible  debentures  pursuant to the Securities  Purchase  Agreement dated December 28, 2004 between the Secured Party and Enclaves (the  "SECURITIES
PURCHASE  AGREEMENT"),  in the aggregate  principal  amount of Five Million Five
Hundred  Thousand  Dollars  ($5,500,000),  plus accrued and unpaid interest (the
"PRIOR  DEBENTURES"),  to Cornell Capital  Partners,  L.P. and Montgomery Equity
Partners,  Ltd.  Subsequently,  Montgomery  Equity Partners,  Ltd.  assigned the original  principal  amount of One Million Eight Hundred Eighty One Thousand Six
Hundred  Sixy and 77/100  Dollars  ($1,881,660.77)  of the Prior  Debentures  to
Highgate House Funds,  Ltd.  ("Highgate")  pursuant to the Assignment  Agreement dated August 12, 2005 (the "HIGHGATE ASSIGNMENT").

         B.       Subsequent to the original  issuance of the Prior  Debentures,
Enclaves was acquired by the Company on April 27, 2005 (the "ACQUISITION").  The
Company  assumed  the  obligations  of  Enclaves  to  Secured  Party  under  the
Securities   Purchase  Agreement  pursuant  to  the  Assignment  and  Assumption
Agreement of even date herewith (the "ASSUMPTION AGREEMENT").

         C.       The Company has requested  that the  Investors,  as holders of the Prior  Debentures,  agree to the amendment and  modification of their terms, including maturity dates and accrued and agreed principal balances, re-issued to their  respective  holders  as amended  and  restated  as shown on the  attached
Schedule  II  (as  amended  and   restated,   collectively,   the   "CONVERTIBLE
DEBENTURES").

         D.       To induce the  Investors  to accept the amended  and  restated
Convertible Debentures in place of the Prior Debentures,  the Company has agreed to provide  certain  registration  rights under the  Securities  Act of 1933, as amended,  and the rules and regulations  there under,  or any similar  successor statute  (collectively,  the "SECURITIES  ACT"), and applicable state securities laws, and this Agreement constitutes the amendment and restatement in accordance with Section 9 of that certain original Investor  Registration  Rights Agreement dated December 28, 2004, by and between Enclaves and the Investors.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Company and the
Investors hereby agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

                  (a)      "PERSON"  means a  corporation,  a limited  liability
company,  an  association,  a  partnership,  an  organization,  a  business,  an individual,  a governmental or political  subdivision  thereof or a governmental agency.

                  (b)      "REGISTER," "REGISTERED," and "REGISTRATION" refer to
a  registration  effected  by  preparing  and  filing  one or more  Registration
Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415  under  the  Securities  Act or any  successor  rule  providing  for offering  securities  on a continuous  or delayed  basis ("RULE  415"),  and the declaration or ordering of  effectiveness of such  Registration  Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  (c)      "REGISTRABLE  SECURITIES"  means the shares of Common
Stock issuable to the Investor upon conversion of the Convertible  Debentures of even date  herewith  given by the  Company  to the  Investors  in the  aggregate original  principal  amount  of  Five  Million  Five  Hundred  Thousand  Dollars
($5,500,000).

                  (d)      "REGISTRATION   STATEMENT"   means   a   registration
statement under the Securities Act which covers the Registrable Securities.

2.       REGISTRATION.

                  (a)      Subject   to  the  terms  and   conditions   of  this
Agreement,  the Company  shall  prepare and file, no later than thirty (30) days from  the  date  hereof  (the  "SCHEDULED  FILING  DEADLINE"),  with  the  SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "INITIAL REGISTRATION STATEMENT") for
the resale by the Investors of the  Registrable  Securities,  which  includes at least the number of shares of Common Stock to be issued upon  conversion  of the
Convertible  Debentures  based on the  conversion  price equal to ninety percent
(90%) of the  average  closing  bid  prices of the  Common  Stock,  as quoted by
Bloomberg,  LP, for the five (5) trading days immediately  prior to the date the
Company  files  the  Registration   Statement.   The  Company  shall  cause  the
Registration  Statement to remain effective until either the earlier date of (i)
the date all of the  Registrable  Securities  have been  sold or (ii)  until the later date of (a) the first date all of the Registrable  Securities are eligible to be sold pursuant to Rule 144(k) of the Securities Act or (b) the date one (1)
year from the effective  date of this  Agreement  (the  "REGISTRATION  PERIOD").
Prior to the filing of the  Registration  Statement  with the SEC,  the  Company shall furnish a copy of the Initial Registration  Statement to the Investors for
their review and comment.  The Investors  shall furnish  comments on the Initial
Registration  Statement  to the  Company  within  twenty-four  (24) hours of the receipt thereof from the Company.

                  (b)      EFFECTIVENESS OF THE INITIAL REGISTRATION  STATEMENT.
The Company  shall use its best  efforts  (i) to have the  Initial  Registration
Statement declared effective by the SEC no later than ninety (90) days after the date hereof (the  "SCHEDULED  EFFECTIVE  DEADLINE")  and (ii) to insure that the
Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms  and  conditions  of this  Agreement.  It shall  be an  event  of  default hereunder if the Initial  Registration  Statement is not filed by the  Scheduled
Filing Deadline or declared effective by the Scheduled Effective Deadline.

                  (c)      FAILURE  TO  FILE  OR  OBTAIN  EFFECTIVENESS  OF  THE
REGISTRATION  STATEMENT. In the event the Registration Statement is not filed by the  Scheduled  Filing  Deadline or is not  declared  effective by the SEC on or before the Scheduled Effective Date, or if after the Registration  Statement has been  declared  effective  by the SEC,  sales  cannot  be made  pursuant  to the
Registration  Statement  (whether  because of a failure to keep the Registration
Statement  effective,  failure to disclose such  information as is necessary for sales to be made  pursuant to the  Registration  Statement,  failure to register sufficient  shares of Common Stock or otherwise  then as partial  relief for the damages to any holder of  Registrable  Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive  of any other  remedies at law or in equity),  the
Company will pay as liquidated damages (the "LIQUIDATED DAMAGES") to the holder, at the holder's  option,  either a cash amount or shares of the Company's Common
Stock within  three (3) business  days,  after  demand  therefore,  equal to two percent (2%) of the liquidated value of the Convertible  Debentures  outstanding as Liquidated Damages for each thirty (30) day period after the Scheduled Filing
Deadline or the Scheduled Effective Date as the case may be.

                  (d)      LIQUIDATED  DAMAGES.  The  Company  and the  Investor
hereto  acknowledge and agree that the sums payable under  subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investor, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely  estimate,  (ii) the amounts specified in such  subsections  bear a reasonable  relationship to, and are not plainly or grossly  disproportionate  to,  the  probable  loss  likely  to be  incurred  in
connection   with  any  failure  by  the  Company  to  obtain  or  maintain  the effectiveness  of a  Registration  Statement,  (iii) one of the  reasons for the
Company  and the  Investor  reaching  an  agreement  as to such  amounts was the uncertainty and cost of litigation regarding the question of actual damages, and
(iv) the Company and the Investor are  sophisticated  business  parties and have been  represented by  sophisticated  and able legal counsel and negotiated  this
Agreement at arm's length.

3.       RELATED OBLIGATIONS.

                  (a)      The  Company  shall keep the  Registration  Statement
effective  pursuant  to Rule 415 at all times  during the  Registration  Period, which Registration  Statement  (including any amendments or supplements  thereto and prospectuses  contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (b)      The Company  shall prepare and file with the SEC such
amendments   (including   post-effective   amendments)   and  supplements  to  a
Registration   Statement  and  the  prospectus  used  in  connection  with  such
Registration  Statement,  which  prospectus is to be filed  pursuant to Rule 424 promulgated  under  the  Securities  Act,  as  may be  necessary  to  keep  such
Registration  Statement  effective at all times during the Registration  Period, and,  during such period,  comply with the provisions of the Securities Act with respect to the disposition of all Registrable  Securities of the Company covered by such  Registration  Statement  until  such  time  as all of such  Registrable
Securities  shall have been disposed of in accordance with the intended  methods of  disposition  by  the  seller  or  sellers  thereof  as  set  forth  in  such
Registration  Statement.  In  the  case  of  amendments  and  supplements  to  a
Registration Statement which are required to be filed pursuant to this Agreement
(including  pursuant to this Section 3(b)) by reason of the  Company's  filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the
Securities  Exchange Act of 1934, as amended (the "EXCHANGE  ACT"),  the Company shall incorporate such report by reference into the Registration  Statement,  if applicable,  or shall file such  amendments or  supplements  with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                 (c)       The  Company  shall  furnish to each  Investor  whose
Registrable  Securities  are  included in any  Registration  Statement,  without charge,  (i) at least one (1) copy of such  Registration  Statement  as declared
effective  by  the  SEC  and  any  amendment(s)  thereto,   including  financial
statements and schedules,  all documents incorporated therein by reference,  all exhibits  and each  preliminary  prospectus,  (ii) ten (10)  copies of the final prospectus  included  in such  Registration  Statement  and all  amendments  and supplements  thereto  (or such  other  number  of copies  as such  Investor  may reasonably  request)  and  (iii)  such  other  documents  as such  Investor  may reasonably  request from time to time in order to facilitate the  disposition of the Registrable Securities owned by such Investor.

                 (d)       The  Company  shall  use  its  best  efforts  to  (i)
register  and  qualify  the  Registrable  Securities  covered by a  Registration
Statement under such other  securities or "blue sky" laws of such  jurisdictions in the United States as any Investor reasonably requests,  (ii) prepare and file in those jurisdictions,  such amendments (including  post-effective  amendments)
and supplements to such  registrations and qualifications as may be necessary to maintain the effectiveness  thereof during the Registration  Period,  (iii) take such other  actions as may be  necessary  to  maintain  such  registrations  and qualifications in effect at all times during the Registration  Period,  and (iv)
take all  other  actions  reasonably  necessary  or  advisable  to  qualify  the
Registrable Securities for sale in such jurisdictions;  provided,  however, that the  Company  shall not be required in  connection  therewith  or as a condition thereto to (w) make any change to its articles of incorporation or by-laws,  (x)
qualify to do  business  in any  jurisdiction  where it would not  otherwise  be required to qualify but for this  Section  3(d),  (y) subject  itself to general taxation in any such  jurisdiction,  or (z) file a general consent to service of process  in any such  jurisdiction.  The  Company  shall  promptly  notify  each
Investor who holds  Registrable  Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky"
laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                 (e)       As promptly as  practicable  after  becoming aware of
such event or development,  the Company shall notify each Investor in writing of the  happening  of any event as a result of which the  prospectus  included in a
Registration  Statement,  as then in effect,  includes an untrue  statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were  made,  not  misleading  (provided  that in no event  shall such notice  contain any material,  nonpublic  information),  and promptly  prepare a supplement  or amendment to such  Registration  Statement to correct such untrue statement  or  omission,  and  deliver  ten (10)  copies of such  supplement  or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus  supplement or post-effective
amendment   has  been  filed,   and  when  a   Registration   Statement  or  any
post-effective   amendment   has   become   effective   (notification   of  such
effectiveness  shall be delivered to each  Investor by facsimile on the same day of such  effectiveness),  (ii) of any  request  by the  SEC  for  amendments  or supplements  to a  Registration  Statement  or  related  prospectus  or  related information,  and  (iii)  of  the  Company's  reasonable  determination  that  a post-effective amendment to a Registration Statement would be appropriate.

                 (f)       The Company shall use its best efforts to prevent the
issuance  of  any  stop  order  or  other   suspension  of  effectiveness  of  a
Registration  Statement,  or the suspension of the  qualification  of any of the
Registrable  Securities for sale in any jurisdiction within the United States of
America and, if such an order or suspension is issued,  to obtain the withdrawal of such order or suspension at the earliest  possible  moment and to notify each
Investor  who holds  Registrable  Securities  being sold of the issuance of such order  and the  resolution  thereof  or its  receipt  of  actual  notice  of the initiation or threat of any proceeding for such purpose.

                 (g)       At  the  reasonable  request  of  any  Investor,  the
Company shall furnish to such Investor,  on the date of the effectiveness of the
Registration  Statement  and  thereafter  from time to time on such  dates as an
Investor  may  reasonably  request  (i) a  letter,  dated  such  date,  from the
Company's  independent  certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering,  and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form,  scope and substance as is  customarily  given in an  underwritten  public offering, addressed to the Investors.

                 (h)       Upon at least five (5) days prior  written  notice by
the  Investor,  the  Company  shall make  available  for  inspection  by (i) any
Investor and (ii) one (1) firm of  accountants  or other agents  retained by the
Investors  (collectively,  the "INSPECTORS")  all pertinent  financial and other records,  and  pertinent  corporate  documents  and  properties  of the  Company
(collectively,  the "RECORDS"),  as shall be reasonably deemed necessary by each
Inspector,  and cause the Company's officers,  directors and employees to supply all information which any Inspector may reasonably request;  provided,  however, that each Inspector  shall agree,  and each Investor  hereby agrees,  to hold in strict  confidence and shall not make any disclosure  (except to an Investor) or use any Record or other information  which the Company  determines in good faith to be confidential,  and of which  determination the Inspectors are so notified, unless (a) the  disclosure  of such  Records is  necessary to avoid or correct a misstatement or omission in any Registration  Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final,  non-appealable  subpoena or order from a court or  government  body of competent  jurisdiction,  or (c) the  information  in such Records has been made generally  available to the public other than by disclosure in violation of this or any other  agreement of which the Inspector  and the Investor has  knowledge.
Each  Investor  agrees that it shall,  upon  learning  that  disclosure  of such
Records  is  sought  in  or  by  a  court  or  governmental  body  of  competent jurisdiction or through other means, give prompt notice to the Company and allow the  Company,  at its  expense,  to  undertake  appropriate  action  to  prevent disclosure  of,  or to  obtain  a  protective  order  for,  the  Records  deemed confidential.

                 (i)       The Company shall hold in confidence and not make any
disclosure of information  concerning an Investor provided to the Company unless
(i) disclosure of such  information is necessary to comply with federal or state securities  laws, (ii) the disclosure of such  information is necessary to avoid or correct a misstatement or omission in any Registration  Statement,  (iii) the release of such  information  is ordered  pursuant to a subpoena or other final,
non-appealable   order  from  a  court  or   governmental   body  of   competent
jurisdiction,  or (iv) such information has been made generally available to the public other than by  disclosure  in  violation  of this  Agreement or any other agreement.  The Company agrees that it shall,  upon learning that  disclosure of such  information  concerning  an  Investor  is  sought  in  or  by a  court  or governmental body of competent  jurisdiction or through other means, give prompt written  notice to such  Investor  and allow such  Investor,  at the  Investor's expense, to undertake  appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                 (j)       The  Company  shall  use its best  efforts  either to
cause all the Registrable  Securities covered by a Registration Statement (i) to be listed on each securities  exchange on which  securities of the same class or series  issued by the  Company are then  listed,  if any, if the listing of such
Registrable  Securities  is then  permitted  under the rules of such exchange or
(ii) the  inclusion  for  quotation on the National  Association  of  Securities
Dealers,  Inc. OTC Bulletin Board for such Registrable  Securities.  The Company shall pay all fees and expenses in connection  with  satisfying  its  obligation under this Section 3(j).

                 (k)       The Company  shall  cooperate  with the Investors who
hold  Registrable  Securities  being offered and, to the extent  applicable,  to facilitate the timely  preparation and delivery of certificates (not bearing any restrictive  legend)  representing  the  Registrable  Securities  to be  offered pursuant to a Registration  Statement and enable such certificates to be in such denominations  or amounts,  as the case may be, as the Investors may  reasonably request and registered in such names as the Investors may request.

                 (l)       The Company  shall use its best  efforts to cause the
Registrable  Securities covered by the applicable  Registration  Statement to be registered with or approved by such other  governmental  agencies or authorities
as  may  be  necessary  to  consummate  the  disposition  of  such   Registrable
Securities.

                 (m)       The Company  shall make  generally  available  to its
security holders as soon as practical, but not later than ninety (90) days after the  close  of the  period  covered  thereby,  an  earnings  statement  (in form complying with the  provisions of Rule 158 under the Securities  Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                 (n)       The Company  shall  otherwise use its best efforts to
comply with all applicable  rules and  regulations of the SEC in connection with any registration hereunder.

                 (o)       Within two (2)  business  days  after a  Registration
Statement which covers Registrable  Securities is declared effective by the SEC, the Company  shall  deliver,  and shall  cause legal  counsel for the Company to deliver,  to the transfer agent for such Registrable  Securities (with copies to the Investors  whose  Registrable  Securities are included in such  Registration
Statement)  confirmation  that such  Registration  Statement  has been  declared effective by the SEC in the form attached hereto as EXHIBIT A.

                 (p)       The Company shall take all other  reasonable  actions
necessary to expedite and facilitate disposition by the Investors of Registrable
Securities pursuant to a Registration Statement.

4.       OBLIGATIONS OF THE INVESTORS.

         Each Investor  agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e),  such Investor will  immediately  discontinue  disposition  of
Registrable  Securities pursuant to any Registration  Statement(s) covering such
Registrable  Securities  until  such  Investor's  receipt  of the  copies of the supplemented  or amended  prospectus  contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary,  the Company shall cause its transfer agent to deliver  unlegended certificates  for  shares of Common  Stock to a  transferee  of an  Investor  in accordance  with the terms of the  Securities  Purchase  Agreement in connection with any sale of  Registrable  Securities  with respect to which an Investor has entered  into a contract  for sale prior to the  Investor's  receipt of a notice from the Company of the happening of any event of the kind  described in Section
3(f) or the  first  sentence  of 3(e) and for  which  the  Investor  has not yet settled.

5.       EXPENSES OF REGISTRATION.

         All expenses  incurred in  connection  with  registrations,  filings or qualifications pursuant to Sections 2 and 3, including,  without limitation, all registration,  listing and qualifications fees,  printers,  legal and accounting fees shall be paid by the Company.

6.       INDEMNIFICATION.

         With  respect  to  Registrable  Securities  which  are  included  in  a
Registration Statement under this Agreement:

                 (a)       To the fullest  extent  permitted by law, the Company
will, and hereby does,  indemnify,  hold harmless and defend each Investor,  the directors,  officers, partners, employees, agents,  representatives of, and each
Person,  if any, who controls any Investor  within the meaning of the Securities
Act or the Exchange Act (each,  an  "INDEMNIFIED  PERSON"),  against any losses, claims,  damages,  liabilities,  judgments,  fines,  penalties,  charges, costs, reasonable  attorneys'  fees,  amounts paid in settlement or expenses,  joint or
several  (collectively,   "CLAIMS")  incurred  in  investigating,  preparing  or
defending any action, claim, suit, inquiry, proceeding,  investigation or appeal taken from the foregoing by or before any court or governmental,  administrative or other  regulatory  agency,  body or the SEC,  whether  pending or threatened, whether or not an indemnified  party is or may be a party thereto  ("INDEMNIFIED
DAMAGES"),  to which any of them may become  subject  insofar as such Claims (or actions or proceedings,  whether  commenced or threatened,  in respect  thereof)
arise out of or are based  upon:  (i) any untrue  statement  or  alleged  untrue statement of a material fact in a Registration  Statement or any  post-effective amendment  thereto or in any filing made in connection with the qualification of the offering under the  securities or other "blue sky" laws of any  jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged  omission to state a material fact  required to be stated  therein or necessary  to make the  statements  therein  not  misleading;  (ii)  any  untrue statement or alleged untrue  statement of a material fact contained in any final prospectus  (as  amended or  supplemented,  if the Company  files any  amendment thereof or supplement  thereto with the SEC) or the omission or alleged omission to state  therein  any  material  fact  necessary  to make the  statements  made therein,  in light of the circumstances  under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the  Securities  Act, the Exchange  Act,  any other law,  including,  without limitation,  any state  securities  law, or any rule or  regulation  there under relating  to the  offer  or sale of the  Registrable  Securities  pursuant  to a
Registration  Statement (the matters in the foregoing  clauses (i) through (iii)
being,  collectively,  "VIOLATIONS").  The Company shall reimburse the Investors and each such controlling  person promptly as such expenses are incurred and are due and  payable,  for any  legal  fees or  disbursements  or  other  reasonable expenses incurred by them in connection with investigating or defending any such
Claim.   Notwithstanding   anything  to  the  contrary   contained  herein,  the
indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified  Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information  furnished in writing to the Company by such  Indemnified  Person expressly for use in connection with the preparation of the Registration  Statement or any such amendment  thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a  failure  of the  Investor  to  deliver  or to  cause to be  delivered  the prospectus  made  available by the Company,  if such  prospectus was timely made available by the Company  pursuant to Section  3(c);  and (z) shall not apply to amounts paid in settlement of any Claim if such  settlement is effected  without
the  prior  written  consent  of  the  Company,   which  consent  shall  not  be
unreasonably  withheld.  Such  indemnity  shall  remain in full force and effect regardless of any investigation  made by or on behalf of the Indemnified  Person and shall  survive the transfer of the  Registrable  Securities by the Investors pursuant to Section 9 hereof.

                 (b)       In connection  with a  Registration  Statement,  each
Investor  agrees to  severally  and not jointly  indemnify,  hold  harmless  and defend,  to the same  extent  and in the same  manner as is set forth in Section
6(a),  the Company,  each of its  directors,  each of its  officers,  employees, representatives,  or agents and each  Person,  if any,  who controls the Company within  the  meaning  of the  Securities  Act  or  the  Exchange  Act  (each  an
"INDEMNIFIED  PARTY"),  against any Claim or Indemnified Damages to which any of them  may  become  subject,  under  the  Securities  Act,  the  Exchange  Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any  Violation,  in each case to the extent,  and only to the extent,  that
such  Violation   occurs  in  reliance  upon  and  in  conformity  with  written information  furnished  to the  Company by such  Investor  expressly  for use in connection with such Registration Statement;  and, subject to Section 6(d), such
Investor will reimburse any legal or other expenses  reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the  indemnity  agreement  contained in this Section 6(b) and the agreement with respect to  contribution  contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written  consent  of such  Investor,  which  consent  shall not be  unreasonably withheld;  provided,  further,  however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not  exceed  the net  proceeds  to such  Investor  as a  result  of the  sale of
Registrable Securities pursuant to such Registration  Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on  behalf of such  Indemnified  Party and shall  survive  the  transfer  of the
Registrable  Securities by the Investors pursuant to Section 9.  Notwithstanding anything  to  the  contrary  contained  herein,  the  indemnification  agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the  benefit of any  Indemnified  Party if the untrue  statement  or omission of material fact  contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

                 (c)       Promptly  after receipt by an  Indemnified  Person or
Indemnified  Party  under this  Section 6 of notice of the  commencement  of any action or proceeding (including any governmental action or proceeding) involving a Claim,  such  Indemnified  Person or  Indemnified  Party shall,  if a Claim in respect thereof is to be made against any indemnifying  party under this Section
6,  deliver  to the  indemnifying  party a written  notice  of the  commencement thereof, and the indemnifying party shall have the right to participate in, and, to the  extent  the  indemnifying  party so  desires,  jointly  with  any  other indemnifying party similarly  noticed,  to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified
Person or the Indemnified Party, as the case may be; provided,  however, that an
Indemnified  Person or Indemnified  Party shall have the right to retain its own counsel  with the fees and  expenses  of not more than one (1)  counsel for such
Indemnified  Person or Indemnified  Party to be paid by the indemnifying  party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation  by such counsel of the Indemnified  Person or Indemnified  Party and the  indemnifying  party would be  inappropriate  due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party  represented  by such counsel in such  proceeding.  The  Indemnified
Party or Indemnified Person shall cooperate fully with the indemnifying party in connection  with any  negotiation  or defense of any such action or claim by the indemnifying  party and shall furnish to the indemnifying  party all information reasonably  available  to the  Indemnified  Party or  Indemnified  Person  which relates  to such  action  or  claim.  The  indemnifying  party  shall  keep  the
Indemnified  Party or  Indemnified  Person fully apprised at all times as to the status of the defense or any settlement  negotiations  with respect thereto.  No indemnifying  party shall be liable for any  settlement of any action,  claim or proceeding effected without its prior written consent;  provided,  however, that the indemnifying party shall not unreasonably  withhold,  delay or condition its consent.  No indemnifying party shall,  without the prior written consent of the
Indemnified  Party or  Indemnified  Person,  consent to entry of any judgment or enter into any  settlement  or other  compromise  which  does not  include as an unconditional  term  thereof  the giving by the  claimant or  plaintiff  to such
Indemnified  Party or  Indemnified  Person of a release  from all  liability  in respect to such claim or litigation.  Following  indemnification as provided for hereunder,  the  indemnifying  party  shall be  subrogated  to all rights of the
Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations  relating to the matter for which indemnification has been made.
The  failure  to  deliver  written  notice to the  indemnifying  party  within a reasonable  time of the  commencement  of any such action shall not relieve such indemnifying  party of any liability to the  Indemnified  Person or  Indemnified
Party under this Section 6, except to the extent that the indemnifying  party is prejudiced in its ability to defend such action.

                 (d)       The indemnification  required by this Section 6 shall
be made by  periodic  payments  of the amount  thereof  during the course of the investigation or defense,  as and when bills are received or Indemnified Damages are incurred.

                 (e)       The indemnity agreements contained herein shall be in
addition to (i) any cause of action or similar right of the Indemnified Party or
Indemnified  Person  against  the  indemnifying  party or  others,  and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.       CONTRIBUTION.

         To  the  extent  any   indemnification  by  an  indemnifying  party  is
prohibited or limited by law, the indemnifying  party agrees to make the maximum contribution  with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable  Securities guilty of fraudulent  misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution  from any seller of  Registrable  Securities  who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable
Securities shall be limited in amount to the net amount of proceeds  received by such seller from the sale of such Registrable Securities.

8.       REPORTS UNDER THE EXHANGE ACT.

         With a view to making  available to the  Investors the benefits of Rule
144  promulgated  under the  Securities Act or any similar rule or regulation of the SEC that may at any time  permit the  Investors  to sell  securities  of the
Company to the public without registration ("RULE 144") the Company agrees to:

                 (a)       make and keep public information available,  as those
terms are understood and defined in Rule 144;

                 (b)       file with the SEC in a timely  manner all reports and
other  documents  required  of the  Company  under  the  Securities  Act and the
Exchange Act so long as the Company  remains  subject to such  requirements  (it being understood that nothing herein shall limit the Company's obligations under
Section  4(c) of the  Securities  Purchase  Agreement)  and the  filing  of such reports and other documents as are required by the applicable provisions of Rule
144; and

                 (c)       furnish  to each  Investor  so long as such  Investor
owns Registrable  Securities,  promptly upon request, (i) a written statement by the Company that it has complied  with the reporting  requirements  of Rule 144, the  Securities  Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company,  and (iii) such other information as may be reasonably requested to permit the  Investors  to sell such  securities  pursuant to Rule 144 without registration.

                                       10

9.       AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance  thereof may  be  waived  (either  generally  or  in a  particular  instance  and  either retroactively  or  prospectively),  only with the written consent of the Company and  Investors  who then  hold at  least  two-thirds  (2/3)  of the  Registrable
Securities.  Any amendment or waiver  effected in accordance with this Section 9 shall be binding upon each Investor and the Company.  No such amendment shall be effective  to the extent that it applies to fewer than all of the holders of the
Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or  modification of any provision of any of this
Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10.      MISCELLANEOUS.

                 (a)       A Person  is  deemed  to be a holder  of  Registrable
Securities  whenever  such  Person  owns  or is  deemed  to own of  record  such
Registrable  Securities.  If  the  Company  receives  conflicting  instructions, notices  or  elections  from two (2) or more  Persons  with  respect to the same
Registrable  Securities,  the Company shall act upon the basis of  instructions, notice  or  election  received  from the  registered  owner of such  Registrable
Securities.

                 (b)       Any    notices,    consents,    waivers    or   other
communications  required  or  permitted  to be  given  under  the  terms of this
Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt,  when delivered  personally;  (ii) upon receipt, when sent by facsimile
(provided   confirmation  of  transmission  is  mechanically  or  electronically generated and kept on file by the sending party);  or (iii) one (1) business day after deposit with a nationally  recognized  overnight delivery service, in each case  properly  addressed to the party to receive the same.  The  addresses  and facsimile numbers for such communications shall be:

If to the Company, to:          Enclaves Group, Inc.
                                45 Knollwood Road Fifth Floor
                                Elmsford, New York 10523
                                Attention:   Daniel G. Hayes
                                Telephone:   (914) 592-2100
                                Facsimile:   (914) 592-2105

With Copy to:                   Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                Park Avenue Tower
                                65 East 55th Street
                                New York, NY 10022
                                Attention:   Robert H. Friedman, Esq.
                                Telephone:   (212) 451-2220
                                Facsimile:   (212) 451-2222

If to an  Investor,  to its  address  and  facsimile  number on the  Schedule of
Investors attached hereto, with copies to such Investor's representatives as set forth on the  Schedule of Investors or to such other  address  and/or  facsimile number and/or to the  attention of such other person as the recipient  party has specified by written notice given to each other party five (5) days prior to the

                                       11

effectiveness of such change.  Written  confirmation of receipt (A) given by the
recipient  of  such  notice,  consent,   waiver  or  other  communication,   (B)
mechanically  or  electronically  generated  by the sender's  facsimile  machine containing the time, date,  recipient facsimile number and an image of the first page of such  transmission  or (C)  provided by a courier or  overnight  courier service shall be rebuttable  evidence of personal service,  receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                 (c)       Failure of any party to exercise  any right or remedy
under this Agreement or otherwise,  or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                 (d)       The laws of the State of New Jersey  shall govern all
issues  concerning  the relative  rights of the Company and the Investors as its
stockholders.  All  other  questions  concerning  the  construction,   validity,
enforcement  and  interpretation  of this  Agreement  shall be  governed  by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law  provision or rule (whether of the State of New Jersey or any other  jurisdiction)  that would  cause the  application  of the laws of any jurisdiction  other than the State of New Jersey.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of
New Jersey,  sitting in Hudson  County,  New Jersey and  federal  courts for the
District of New Jersey sitting Newark,  New Jersey,  for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein,  and hereby  irrevocably  waives,  and agrees not to assert in any suit,  action or  proceeding,  any claim that it is not personally subject  to the  jurisdiction  of any such  court,  that  such  suit,  action or proceeding is brought in an  inconvenient  forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or  proceeding  by mailing a copy  thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient  service of process and notice  thereof.  Nothing  contained herein  shall be deemed to limit in any way any  right to serve  process  in any manner  permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction  or the  validity  or  enforceability  of  any  provision  of  this
Agreement in any other  jurisdiction.  EACH PARTY HEREBY  IRREVOCABLY WAIVES ANY
RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST,  A JURY TRIAL FOR THE ADJUDICATION
OF ANY  DISPUTE  HEREUNDER  OR IN  CONNECTION  HEREWITH  OR ARISING  OUT OF THIS
AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                 (e)       This  Agreement,   the  Irrevocable   Transfer  Agent
Instructions,  the Securities Purchase Agreement and related documents including the Convertible  Debenture and the Escrow Agreement dated the date hereof by and among the Company, the Investors set forth on the Schedule of Investors attached hereto,  and David  Gonzalez,  Esq.  (the "ESCROW  AGREEMENT")  and the Security
Agreement dated the date hereof (the "SECURITY AGREEMENT") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions,  promises, warranties or undertakings, other than those set forth or  referred to herein and  therein.  This  Agreement,  the

                                       12

Irrevocable  Transfer Agent Instructions,  the Securities Purchase Agreement and
related documents including the Convertible Debentures, the Escrow Agreement and
the Security Agreement  supersede all prior agreements and understandings  among the parties hereto with respect to the subject matter hereof and thereof.

                 (f)       This  Agreement  shall inure to the benefit of and be
binding upon the permitted successors and assigns of each of the parties hereto.

                 (g)       The headings in this Agreement are for convenience of
reference only and shall not limit or otherwise affect the meaning hereof.

                 (h)       This   Agreement   may  be  executed   in   identical
counterparts,  each of which shall be deemed an original  but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile  transmission  of a copy of this  Agreement  bearing  the  signature  of the  party  so  delivering  this
Agreement.

                 (i)       Each party shall do and perform,  or cause to be done
and performed,  all such further acts and things,  and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                 (j)       The language used in this Agreement will be deemed to
be the  language  chosen by the parties to express  their  mutual  intent and no rules of strict construction will be applied against any party.

                 (k)       This  Agreement  is  intended  for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the  benefit  of, nor may any  provision  hereof be  enforced  by, any other
Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       13

         IN WITNESS  WHEREOF,  the parties have caused this Amended and Restated
Investor  Registration  Rights  Agreement to be duly executed as of day and year first above written.

                                     COMPANY:
                                     ENCLAVES GROUP, INC.

                                     By: /s/ Daniel G. Hayes
                                         ---------------------------------------
                                     Name:    Daniel G. Hayes
                                     Title:   President & CEO

                                       14

                                   SCHEDULE I
                                   ----------

                              SCHEDULE OF INVESTORS
                              ---------------------

                                                                                       ADDRESS/FACSIMILE
              NAME                               SIGNATURE                            NUMBER OF INVESTORS
              ----                               ---------                            -------------------

Cornell Capital Partners, LP       By:      Yorkville Advisors, LLC                 101 Hudson Street - Suite 3700
                                   Its:     General Partner                         Jersey City, NJ  07303
                                                                                    Facsimile:        (201) 985-8266

                                   By:____________________________
                                   Name:    Mark Angelo
                                   Its:     Portfolio Manager

Montgomery Equity Partners, Ltd.                                                    101 Hudson Street - Suite 3700
                                                                                    Jersey City, NJ  07303
                                                                                    Facsimile:        (201) 985-8266

                                   By:_____________________________
                                   Name:    Mark Angelo
                                   Its:     Portfolio Manager

Highgate House Funds, Ltd.                                                          101 Hudson Street - Suite 3700
                                                                                    Jersey City, NJ  07303
                                                                                    Facsimile:        (201) 985-8266

                                   By:_____________________________
                                   Name:    Mark Angelo
                                   Its:     Portfolio Manager

With a copy to:                    Troy Rillo, Esq.                                 101 Hudson Street - Suite 3700
                                                                                    Jersey City, NJ 07302
                                                                                    Facsimile:           (201) 985-8266

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------

Attention:

         Re:    ENCLAVES GROUP, INC.
                --------------------

Ladies and Gentlemen:

         We are counsel to Enclaves  Group,  Inc., a Delaware  corporation  (the
"COMPANY"),  and have  represented  the Company in connection  with that certain
Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") entered into by and among the Company and the  investors  named  therein  (collectively,  the
"INVESTORS") pursuant to which the Company issued to the Investors shares of its
Common Stock, par value $0.001 per share (the "COMMON  STOCK").  Pursuant to the
Purchase  Agreement,  the Company  also has entered into a  Registration  Rights
Agreement  with the Investors  (the "INVESTOR  REGISTRATION  RIGHTS  AGREEMENT")
pursuant  to which the  Company  agreed,  among other  things,  to register  the
Registrable  Securities (as defined in the Registration  Rights Agreement) under the Securities  Act of 1933, as amended (the  "SECURITIES  ACT").  In connection with the Company's  obligations  under the  Registration  Rights  Agreement,  on
____________  ____, the Company filed a Registration  Statement on Form ________
(File No.  333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange SEC (the "SEC") relating to the Registrable  Securities which names each of the Investors as a selling stockholder there under.

         In connection  with the  foregoing,  we advise you that a member of the
SEC's  staff has  advised  us by  telephone  that the SEC has  entered  an order declaring the  Registration  Statement  effective  under the  Securities  Act at
[ENTER TIME OF EFFECTIVENESS]  on [ENTER DATE OF  EFFECTIVENESS]  and we have no knowledge,  after  telephonic  inquiry of a member of the SEC's staff,  that any stop order suspending its  effectiveness has been issued or that any proceedings for  that  purpose  are  pending  before,  or  threatened  by,  the  SEC and the
Registrable  Securities  are  available  for  resale  under the  Securities  Act pursuant to the Registration Statement.

                                                     Very truly yours,

                                                     [LAW FIRM]

                                                     By:
                                                        ------------------------

cc: [LIST NAMES OF INVESTORS]